SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  September 18, 1998

(Date of earliest event reported)

Commission File No.:  333-48943

First Union-Lehman Brothers-Bank of America
Commercial Mortgage Trust
Commercial Mortgage Pass- Through Certificates
Series 1998-C2
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)



52-6929147          52-2107969
52-2107968          52-2107970
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Pkwy
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

Norwest Bank Minnesota, NA
7845 New Horizon Way
Frederick, Maryland 21703
(Former name, former address and former fiscal year,
               if changed since last report)



ITEM 5.  Other Events

On September 18, 1998 a distribution was made to holders of First Union Lehman Brothers-Bank of America Commercial Mortgage Trust Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-C2


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)  Monthly  report   distributed  to  holders  of  Commercial   Mortgage
     Pass-Through Certificates, Series 1998-C2, relating to the September 18, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  First Union-Lehman Brothers-Bank of America
                            Commercial Mortgage Trust
                 Commercial Mortgage Pass- Through Certificates
                                 Series 1998-C2

September 29, 1998 by Norwest Bank Minnesota, N.A., as Trustee
                   /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

EX-99.1  Monthly   report   distributed   to  holders  of  Commercial   Mortgage
     Pass-Through Certificates, Series 1998-C2, relating to the September 18, 1998 distribution.